SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 21, 2001
                                                        (February 28, 2001)

                               FRANKLIN RECEIVABLES, LLC
                              (FRANKLIN AUTO TRUST 2000-1)
                              (FRANKLIN AUTO TRUST 2001-1)

             (Exact name of registrant as specified in its charter)

        .... DELAWARE ................. 333-56869....... 94-3301790 (State or
        other jurisdiction (Commission (IRS Employer of incorporation)File Number) Identification No.)

       47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH ........ 84101...
      (Address of principal executive offices)                   (Zip Code)



          Registrant's telephone number, including area code..(801) 238-6700


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

   The Monthly Servicing Report relating to the Franklin Auto Trust 2000-1 for the Collection Period ended February 28, 2001 and the Franklin Auto Trust 2001-1 for the Collection Period ended February 28, 2001 are attached hereto as Exhibit
19.1 and 19.2 are are incorporated herein by this reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)Exhibits

Exhibit 19.1  - Franklin Auto Trust 2000-1 Monthly  Servicing  Report for the
                Collection Period ending February 28, 2001

Exhibit 19.2 -  Franklin Auto Trust 2001-1 Monthly  Servicing  Report for the
                Collection Period ending February 28, 2001


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                         FRANKLIN RECEIVABLES, LLC
                         (Registrant)

                         By: Franklin Capital Corp.




Date: March 21, 2001      /s/ Harold E. Miller, Jr.
                          --------------------------
                          HAROLD E. MILLER, JR.
                          President


                                   Exhibits

Exhibit 19.1 - Franklin Auto Trust 2000-1 Monthly Servicing Report for the Collection Period ending February 28, 2001.

                     19.2 - Franklin Auto Trust 2001-1 Monthly Servicing Report for the Collection Period ending February 28, 2001.

                                      Page 2